Exhibit 5

+
Please return completed form to:
Computershare
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1

☐
Interim Financial Statements
and related MD&A
Mark this box if you WOULD
LIKE to receive Interim
Financial Statements and
related MD&A by mail.
☐
Annual Report Containing the Annual
Financial statements and related MD&A
Mark this box if you DO NOT want to receive the Annual Report by mail.

Holder Account Number
(Located on the front of your proxy)

C

Financial Statements Request Form

Rather than receiving financial statements by mail, you may choose to access them at www.perucopper.com, or by registering online at www.computershare.com/mailinglist. As a registered holder you will receive an annual report. If you DO NOT want to receive an annual report, please mark the box.
Computershare will use the information collected solely for the mailing of such financial statements. You may view our Privacy Code online or by requesting that we mail you a copy.
Please place my name on your financial statements mailing list.

Name

Apt.	Street Number	Street Name

City			Prov. / State	Postal Code / Zip Code

¢	P P W Q	5 L Q E	+

    +

☐
Interim Financial Statements
and related MD&A -
Mark this box if you would like to
receive Interim Financial
Statements and related MD&A
by mail.
☐
Annual Report Containing the Annual
Financial statements and related MD&A -
Mark this box if you would like to receive the
Annual Report by mail.

Rather than receiving financial statements by mail, you may choose to access them at www.perucopper.com, or by registering online at www.computershare.com/mailinglist. If you would like to receive either interim financial statements and/or the annual report, please make your selection above.
Computershare will use the information collected solely for the mailing of such financial statements. You may view our Privacy Code online or by requesting that we mail you a copy.

Name

Apt.	Street Number	Street Name

City			Prov. / State	Postal Code / Zip Code

¢	P P W Q	9 N I T E	+

OENNPP	Place Stamp Here

Computershare
100 University Ave. 9th Floor
Toronto ON M5J 2Y1